UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 20, 2006

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-27072 52-0845822
               (state or other juris- (Commission (I.R.S. Employer
           diction of incorporation) File Number) (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - Matters Related to Accountants and Financial Statements


Item 4.01 Changes in The Registrant's Certifying Accountant.


         The Registrant's Board of Directors, with the approval of the Registrant's audit committee, on August 23, 2006 authorized the Registrant to invite proposals from a select number of independent accounting firms for the purpose of becoming the Registrant's independent accounting firm.

         BDO Seidman, LLP ("BDO") informed the Registrant on September 18, 2006 that it will resign from the client-auditor relationship with the Registrant no later than the date of the Registrant's filing of its Form 10-Q report for the period ending September 30, 2006. BDO's decision to resign was not recommended or approved by the Registrant's Audit Committee.

         BDO's reports on financial statements of the Registrant for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2004 and December 31, 2005, and the subsequent interim period preceding the date of this amended Current Report on Form 8-K, there were no disagreements between the Registrant and BDO on any matter of accounting principals or practice, financial statement disclosure or auditing scope of procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter thereof in connection with its reports and, during the same period, there were no reportable events as defined in item 304(a)(1)(v) of the Commission Regulation S-K, except as previously reported in Item 9A of the Registrant's 2005 Form 10-K/A2.

         Promptly after BDO resigns, the Registrant will amend this Current Report on Form 8-K to disclose the resignation and update the other information contained herein.

Section 9 - Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits


Exhibit No.                Description

16                         Letter on change in certifying accountant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HEMISPHERX BIOPHARMA, INC.



September 22, 2006               By: /S/ Robert peterson
                                   ----------------------------------------
                                   Robert Peterson, Chief Financial Officer